American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	September 30
ASSETS	2010	2009

Cash and due from banks	$10,860	$17,451
Interest-bearing deposits in other banks	16,338	8,892

Securities available for sale, at fair value	209,434	177,591
Securities held to maturity	4,501	6,540
Total securities	213,935	184,131

Restricted stock, at cost	4,161	4,362
Loans held for sale	3,952	3,840

Loans	519,421	539,188
Less allowance for loan losses	(8,542)	(8,260)
Net Loans	510,879	530,928

Premises and equipment, net	20,142	19,390
Other real estate owned, net	3,987	4,558
Goodwill	22,468	22,468
Core deposit intangibles, net	1,415	1,792
Accrued interest receivable and other assets	16,080	12,534

Total assets	$824,217	$810,346

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$101,578	$105,100
Demand deposits -- interest-bearing	91,301	92,012
Money market deposits	53,388	71,424
Savings deposits	62,841	62,420
Time deposits	316,522	265,339
Total deposits	625,630	596,295

Short-term borrowings:
Customer repurchase agreements	54,285	71,339
Other short-term borrowings	-	4,000
Long-term borrowings	8,525	8,675
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	4,290	4,513
Total liabilities	713,349	705,441

Shareholders' equity:
Common stock, $1 par, 20,000,000 shares authorized,
6,126,374 shares outstanding at September 30, 2010 and
6,107,327 shares outstanding at September 30, 2009	6,126	6,107
Capital in excess of par value	27,200	26,900
Retained earnings	74,409	71,445
Accumulated other comprehensive income (loss), net	3,133	453
Total shareholders' equity	110,868	104,905

Total liabilities and shareholders' equity	$824,217	$810,346

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2010	2009	2010	2009
Interest and Dividend Income:
Interest and fees on loans	$6,994	$7,666	$21,220	$23,617
Interest and dividends on securities:
Taxable	1,253	1,241	3,844	3,594
Tax-exempt	621	434	1,641	1,236
Dividends	24	27	71	70
Other interest income	90	96	268	287
Total interest and dividend income	8,982	9,464	27,044	28,804

Interest Expense:
Interest on deposits	1,722	1,921	5,004	6,628
Interest on short-term borrowings	93	135	297	548
Interest on long-term borrowings	65	65	192	276
Interest on trust preferred capital notes	343	343	1,030	1,030
Total interest expense	2,223	2,464	6,523	8,482

Net Interest Income	6,759	7,000	20,521	20,322
Provision for loan losses	435	492	1,005	1,334

Net Interest Income After Provision
for Loan Losses	6,324	6,508	19,516	18,988

Noninterest Income:
Trust fees	842	813	2,455	2,338
Service charges on deposit accounts	478	536	1,440	1,549
Other fees and commissions	290	257	856	750
Mortgage banking income	428	361	1,017	1,215
Securities gains, net	67	1	42	2
Foreclosed real estate gains (losses), net	5	-	(279)	(1,222)
Other	136	151	398	474
Total noninterest income	2,246	2,119	5,929	5,106

Noninterest Expense:
Salaries	2,596	2,471	7,590	7,734
Employee benefits	564	806	1,837	2,451
Occupancy and equipment	732	701	2,209	2,165
FDIC assessment	203	203	597	984
Bank franchise tax	168	160	503	483
Core deposit intangible amortization	94	94	283	283
Other	1,179	1,163	3,607	3,694
Total noninterest expense	5,536	5,598	16,626	17,794

Income Before Income Taxes	3,034	3,029	8,819	6,300
Income Taxes	806	862	2,392	1,659
Net Income	$2,228	$2,167	$6,427	$4,641

Net Income Per Common Share:
Basic	$0.36	$0.36	$1.05	$0.76
Diluted	$0.36	$0.35	$1.05	$0.76
Average Common Shares Outstanding:
Basic	6,125,359	6,104,505	6,122,876	6,094,261
Diluted	6,131,129	6,111,913	6,128,481	6,098,221

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2010	2010	2009	2010	2009
EARNINGS
Interest income	$8,982	$9,011	$9,464	$27,044	$28,804
Interest expense	2,223	2,153	2,464	6,523	8,482
Net interest income	6,759	6,858	7,000	20,521	20,322
Provision for loan losses	435	285	492	1,005	1,334
Noninterest income	2,246	1,762	2,119	5,929	5,106
Noninterest expense	5,536	5,593	5,598	16,626	17,794
Income taxes	806	728	862	2,392	1,659
Net income	2,228	2,014	2,167	6,427	4,641

PER COMMON SHARE
Earnings per share - basic	$0.36	$0.33	$0.36	$1.05	$0.76
Earnings per share - diluted	0.36	0.33	0.35	1.05	0.76
Cash dividends declared	0.23	0.23	0.23	0.69	0.69
Book value per share	18.10	17.76	17.18	18.10	17.18
Book value per share - tangible (a)	14.20	13.84	13.20	14.20	13.20
Closing market price	21.94	21.39	21.82	21.94	21.82

FINANCIAL RATIOS
Return on average assets	1.07%	0.98%	1.07%	1.04%	0.77%
Return on average equity	8.11	7.45	8.38	7.90	6.00
Return on average tangible equity (b)	10.69	9.91	11.30	10.47	8.22
Average equity to average assets	13.14	13.21	12.77	13.20	12.74
Net interest margin, taxable equivalent	3.74	3.85	3.91	3.82	3.79
Efficiency ratio	59.54	60.55	59.77	60.10	65.07
Effective tax rate	26.57	26.55	28.46	27.12	26.33

PERIOD-END BALANCES
Securities	$218,096	$220,759	$188,493	$218,096	$188,493
Loans held for sale	3,952	2,879	3,840	3,952	3,840
Loans, net of unearned income	519,421	519,416	539,188	519,421	539,188
Goodwill and other intangibles	23,883	23,977	24,260	23,883	24,260
Assets	824,217	832,644	810,346	824,217	810,346
Assets - tangible (a)	800,334	808,667	786,086	800,334	786,086
Deposits	625,630	630,151	596,295	625,630	596,295
Customer repurchase agreements	54,285	61,665	71,339	54,285	71,339
Other short-term borrowings	-	-	4,000	-	4,000
Long-term borrowings	29,144	29,182	29,294	29,144	29,294
Shareholders' equity	110,868	108,760	104,905	110,868	104,905
Shareholders' equity - tangible (a)	86,985	84,783	80,645	86,985	80,645

AVERAGE BALANCES
Securities	$214,532	$198,289	$159,314	$199,282	$148,415
Loans held for sale	4,991	3,529	6,540	3,664	5,788
Loans, net of unearned income	519,101	519,485	547,075	519,805	559,938
Interest-earning assets	762,742	746,879	741,194	749,505	740,399
Goodwill and other intangibles	23,935	24,029	24,314	24,029	24,408
Assets	836,033	818,740	810,064	821,861	808,761
Assets - tangible (a)	812,098	794,711	785,750	797,832	784,353
Interest-bearing deposits	530,191	514,963	503,793	517,543	509,470
Deposits	633,692	615,456	606,134	618,508	607,440
Customer repurchase agreements	59,126	62,072	65,341	61,698	60,790
Other short-term borrowings	92	-	460	31	1,355
Long-term borrowings	29,174	29,212	29,325	29,211	31,376
Shareholders' equity	109,885	108,127	103,411	108,512	103,060
Shareholders' equity - tangible (a)	85,950	84,098	79,097	84,483	78,652

CAPITAL
Average shares outstanding - basic	6,125,359	6,123,790	6,104,505	6,122,876	6,094,261
Average shares outstanding - diluted	6,131,129	6,129,943	6,111,913	6,128,481	6,098,221
Shares repurchased	-	-	-	-	7,600
Average price of shares repurchased	$-	$-	$-	$-	$15.92

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,135	$8,112	$7,934	$8,166	$7,824
Provision for loan losses	435	285	492	1,005	1,334
Charge-offs	(137)	(305)	(318)	(869)	(1,116)
Recoveries	109	43	152	240	218
Ending balance	$8,542	$8,135	$8,260	$8,542	$8,260

LOANS
Construction and land development	$42,602	$40,039	$46,175	$42,602	$46,175
Commercial real estate	206,142	202,602	209,470	206,142	209,470
Residential real estate	118,554	119,410	126,392	118,554	126,392
Home equity	64,847	63,992	62,519	64,847	62,519
Commercial and industrial	80,818	86,924	87,226	80,818	87,226
Consumer	6,458	6,449	7,406	6,458	7,406
Total	$519,421	$519,416	$539,188	$519,421	$539,188

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$8	$-	$-	$-
Nonaccrual	3,910	4,005	3,106	3,910	3,106
Foreclosed real estate	3,987	3,730	4,558	3,987	4,558
Nonperforming assets	$7,897	$7,743	$7,664	$7,897	$7,664

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.02%	0.20%	0.12%	0.16%	0.21%
Nonperforming assets to total assets	0.96	0.93	0.95	0.96	0.95
Nonperforming loans to total loans	0.75	0.77	0.58	0.75	0.58
Allowance for loan losses to total loans	1.64	1.57	1.53	1.64	1.53
Allowance for loan losses to
nonperforming loans	218.47	202.72	265.94	218.47	265.94

OTHER DATA
Fiduciary assets at period-end (c)	$370,016	$342,519	$354,860	$370,016	$354,860
Retail brokerage assets at period-end (c)	$47,507	$45,912	$63,893	$47,507	$63,893
Number full-time equivalent employees (d)	242	242	246	242	246
Number of full service offices	18	18	19	18	19
Number of loan production offices	1	1	2	1	2
Number of ATM's	26	26	24	26	24

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
N/A - Percentage change is not applicable or not meaningful

Net Interest Income Analysis
For the Three Months Ended September 30, 2010 and 2009
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2010	2009	2010	2009	2010	2009
Loans:
Commercial	$76,618	$85,894	$934	$1,027	4.84%	4.78%
Real estate	441,069	460,253	5,968	6,508	5.41	5.66
Consumer	6,405	7,468	126	158	7.80	8.46
Total loans	524,092	553,615	7,028	7,693	5.36	5.56

Securities:
Federal agencies	60,079	56,706	459	538	3.06	3.80
Mortgage-backed & CMO's	53,839	37,609	493	506	3.66	5.38
State and municipal	94,419	56,665	1,217	798	5.16	5.63
Other	6,195	8,334	55	80	3.55	3.84
Total securities	214,532	159,314	2,224	1,922	4.15	4.83

Deposits in other banks	24,118	28,265	90	96	1.48	1.36

Total interest-earning assets	762,742	741,194	9,342	9,711	4.89	5.24

Non-earning assets	73,291	68,870

Total assets	$836,033	$810,064

Deposits:
Demand	$90,731	$94,869	16	31	0.07	0.13
Money market	70,011	76,416	94	107	0.53	0.56
Savings	63,562	62,985	22	38	0.14	0.24
Time	305,887	269,523	1,590	1,745	2.06	2.59
Total deposits	530,191	503,793	1,722	1,921	1.29	1.53

Customer repurchase agreements	59,126	65,341	93	134	0.62	0.82
Other short-term borrowings	92	460	-	1	0.43	0.87
Long-term borrowings	29,174	29,325	408	408	5.59	5.57
Total interest-bearing
liabilities	618,583	598,919	2,223	2,464	1.43	1.65

Noninterest bearing demand deposits	103,501	102,341
Other liabilities	4,064	5,393
Shareholders' equity	109,885	103,411
Total liabilities and
shareholders' equity	$836,033	$810,064

Interest rate spread					3.46%	3.59%
Net interest margin					3.74%	3.91%

Net interest income (taxable equivalent basis)			7,119	7,247
Less: Taxable equivalent adjustment			360	247
Net interest income			$6,759	$7,000

	Net Interest Income Analysis
	For the Nine Months Ended September 30, 2010 and 2009
	(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2010	2009	2010	2009	2010	2009
Loans:
Commercial	$78,180	$91,193	$2,826	$3,227	4.83%	4.72%
Real estate	438,736	466,787	18,096	19,956	5.50	5.70
Consumer	6,553	7,746	397	511	8.10	8.80
Total loans	523,469	565,726	21,319	23,694	5.43	5.58

Securities:
Federal agencies	63,929	49,606	1,535	1,584	3.20	4.26
Mortgage-backed & CMO's	47,795	41,158	1,473	1,618	4.11	5.24
State and municipal	80,625	50,439	3,223	2,133	5.33	5.64
Other	6,933	7,212	185	185	3.56	3.42
Total securities	199,282	148,415	6,416	5,520	4.29	4.96

Deposits in other banks	26,754	26,258	268	287	1.34	1.46

Total interest-earning assets	749,505	740,399	28,003	29,501	4.98	5.31

Non-earning assets	72,356	68,362

Total assets	$821,861	$808,761

Deposits:
Demand	$94,607	$99,860	58	263	0.08	0.35
Money market	77,691	73,112	285	453	0.49	0.83
Savings	63,644	62,284	66	115	0.14	0.25
Time	281,601	274,214	4,595	5,797	2.18	2.82
Total deposits	517,543	509,470	5,004	6,628	1.29	1.73

Customer repurchase agreements	61,698	60,790	297	543	0.64	1.19
Other short-term borrowings	31	1,355	-	5	0.43	0.49
Long-term borrowings	29,211	31,376	1,222	1,306	5.58	5.55
Total interest-bearing
liabilities	608,483	602,991	6,523	8,482	1.43	1.88

Noninterest bearing demand deposits	100,965	97,970
Other liabilities	3,901	4,740
Shareholders' equity	108,512	103,060
Total liabilities and
shareholders' equity	$821,861	$808,761

Interest rate spread					3.55%	3.43%
Net interest margin					3.82%	3.79%

Net interest income (taxable equivalent basis)			21,480	21,019
Less: Taxable equivalent adjustment			959	697
Net interest income			$20,521	$20,322